EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TransBiotec, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Charles Bennington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 17, 2013		/s/ Charles Bennington
	By:	Charles Bennington
Chief Financial Officer and Chief Accounting Officer

A signed original of this written statement required by Section 906 has been provided to TransBiotec, Inc. and will be retained by TransBiotec, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.